Exhibit 32.2

                            Certification Pursuant to
                             18 U.S.C. Section 1350
                     (as Adopted Pursuant to Section 906 of
                         the Sarbanes-Oxley Act Of 2002)

           I, Broughan E. Gorey, the Chief Financial Officer of Allion Healthcare, Inc. (the "Company"), do hereby certify to the best of my knowledge and belief that:

           1. The Company's Quarterly Report on Form 10-QSB/A for the quarter ended June 30, 2003(the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

           2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 1, 2003

                                          By: /s/ Broughan E. Gorey
                                          -------------------------
                                                  Broughan E. Gorey
                                                  Chief Financial Officer




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